Discontinued Operations (Details 1) $ in Thousands	Dec. 31, 2018 USD ($)
Current assets
Cash	$ 18
Accounts Receivable	111
Total current assets of discontinued operations	129
Property and equipment	36
Assets of discontinued operations	165
Current liabilities
Accounts payable	1
Loans payable	300
Total current liabilities of discontinued operations	301
Shareholder deficiency	(136)
Total liabilities, stockholders' equity	$ 165